                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

         Date of Report (date of earliest event reported): May 12, 2005


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

           000-2642                                     52-0466460
   (Commission File Number)                 (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
        ----------------------------------------------------------------
              (Address of principal executive offices and zip Code)


                               011-86-755-267-4327
        ----------------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 12, 2005, the Registrant entered an agreement related to United Information Technology Co. Ltd. ("UIT") its newly established wholly owned subsidiary (the "Agreement"). UIT engages in the data storage solution business through a wholly owned subsidiary in the PRC. A copy of the Agreement is attached hereto as Exhibit 10.1.

         Pursuant to the Agreement, the Registrant shall make an interest free loan to UIT in the aggregate amount of USD4,000,000 for working capital purposes (the "Loan"). The Loan will be payable in two installments of USD2,500,000 payable in May 2005 and USD1,500,000 payable in August 2005.

         In addition, UIT will license technology related to its business from a third party who owns such technology at no cost. If UIT reaches certain revenue and earnings milestones specified in the Agreement, UIT will be obligated in 2006 to purchase the technology and related intellectual property from the third party. As consideration for such purchase, UIT will issue shares representing a certain percentage of its equity to the third party. Such issuance would have the effect of diluting the Registrant's current ownership interest in UIT.

         The description of the transactions contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.           Description
-----------           -----------

10.1                  Agreement, dated May 12, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTECH GROUP, INC.

                                            By:  /S/ JINGWEI (JEFFREY) KANG
                                                 ------------------------------
                                            Name:  Jingwei (Jeffrey) Kang
                                            Title: Chief Executive Officer

Dated: May 17, 2005

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1                Agreement, dated May 12, 2005.